SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities

Exchange Act of 1934

August 23, 2005

Date of Report (Date of earliest event reported)

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-4141	13-1890974
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

Two Paragon Drive

Montvale, New Jersey 07645

(Address of principal executive offices)

(201) 573-9700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On August 23, 2005 The Great Atlantic & Pacific Tea Company, Inc. (the “Company”) executed a third and fourth supplemental indenture, each dated as of August 23, 2005 (the “ Third Supplemental Indenture” and the “Fourth Supplemental Indenture”) to the Indenture dated as of January 1, 1991, as amended by the First Supplemental Indenture dated as of December 4, 2001 and the Second Supplemental Indenture dated as of December 20, 2001, between the Company and Wilmington Trust Company (as successor to JPMorgan Chase Bank), as trustee. The Third Supplemental Indenture and the Fourth Supplemental Indenture are attached hereto as Exhibits 4.1 and 4.2.

Item 9.01.	Exhibits.

(c) Exhibits. The following exhibit is filed herewith:

Exhibit No.	Description
4.1

Third Supplemental Indenture dated as of August 23, 2005, to the Indenture, dated as of January 1, 1991 as amended by the First Supplemental Indenture dated as of December 4, 2001 and the Second Supplemental Indenture dated as of December 20, 2001 between The Great Atlantic & Pacific Tea Company, Inc. and Wilmington Trust Company (as successor to JPMorgan Chase Bank), as trustee.

4.2

Fourth Supplemental Indenture dated as of August 23, 2005, to the indenture, dated as of January 1, 1991 as amended by the First Supplemental Indenture dated as of December 4, 2001 and the Second Supplemental Indenture dated as of December 20, 2001 between The Great Atlantic & Pacific Tea Company, Inc. and Wilmington Trust Company (as successor to JPMorgan Chase Bank), as trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 23, 2005

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.
By: /s/ Mitchell P. Goldstein Name: Mitchell P. Goldstein Title: Executive Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
4.1

Third Supplemental Indenture dated as of August 23, 2005, to the Indenture, dated as of January 1, 1991 between The Great Atlantic & Pacific Tea Company, Inc. and Wilmington Trust Company (as successor to JPMorgan Chase Bank), as trustee.

4.2

Fourth Supplemental Indenture dated as of August 23, 2005, to the Indenture, dated as of January 1, 1991 between The Great Atlantic & Pacific Tea Company, Inc. and Wilmington Trust Company (as successor to JPMorgan Chase Bank), as trustee.

Exhibit 4.1

THE GREAT ATLANTIC & PACIFIC TEA

COMPANY, INC.

TO

WILMINGTON TRUST COMPANY (successor to

JPMorgan Chase Bank),

as Trustee

______________________

THIRD SUPPLEMENTAL INDENTURE

Dated as of August 23, 2005

to

INDENTURE

Dated as of January 1, 1991

______________________

Relating to

$300,000,000

7 3/4% Notes due 2007

THIRD SUPPLEMENTAL INDENTURE dated as of August [23], 2005 (this “Third Supplemental Indenture”), between THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC., a corporation duly organized and existing under the laws of the State of Maryland (the “Company” or the “Issuer”), having its principal office at 2 Paragon Drive, Montvale, New Jersey 07645, and WILMINGTON TRUST COMPANY (successor to JPMorgan Chase Bank), a corporation duly organized and existing under the laws of the State of Delaware, as trustee (the “Trustee”).

RECITALS OF THE COMPANY

WHEREAS, the Company has heretofore executed and delivered to the Trustee an Indenture, dated as of January 1, 1991 (the “Existing Indenture”) as supplemented by the First Supplemental Indenture dated as of December 4, 2001 and the Second Supplemental Indenture dated as of December 20, 2001 (the Existing Indenture as supplemented, the “Indenture”), providing for the issuance from time to time of Securities (as defined in the Indenture), to be issued in one or more series as provided in the Indenture;

WHEREAS, the Company has heretofore issued under the Indenture $300,000,000 aggregate principal amount of 7 3/4% Notes due 2007 (the “2007 Notes”);

WHEREAS, the Company desires by this Third Supplemental Indenture, pursuant to Section 902 of the Indenture, to amend certain provisions in the Indenture as they relate to the 2007 Notes and thereby to modify the rights of the Holders (as defined in the Indenture) of the 2007 Notes under the Indenture;

WHEREAS, the Company, pursuant to an Offer to Purchase and Consent Solicitation Statement, dated August 10, 2005 (the “Statement” and, together with the related Consent and Letter of Transmittal, the “Offer Documents”), has offered to purchase any and all of the outstanding 2007 Notes (the “Offer”) and solicited the consents of the Holders of the 2007 Notes to the amendments to the Indenture contained herein (the “Consent Solicitation”), upon the terms and subject to the conditions set forth in the Offer Documents;

WHEREAS, the Holders of a majority in principal amount of the Outstanding (as defined in the Indenture) 2007 Notes have delivered, pursuant to the Consent Solicitation and in accordance with the requirements of Section 902 of the Indenture, written consents to the amendments to the Indenture contained herein;

WHEREAS, all conditions precedent provided for in the Indenture with respect to the execution of this Third Supplemental Indenture have been complied with; and

WHEREAS, in accordance with Section 902 of the Indenture, it is not necessary for the Act of the Holders of the 2007 Notes under Section 902 of the Indenture to approve the particular form of this Third Supplemental Indenture, and it is sufficient for such Act to approve the Proposed Amendments (as defined in the Offer Documents).

NOW, THEREFORE, in consideration of the foregoing premises, the Company and the Trustee, for the equal and proportionate benefit of the Holders of the 2007 Notes, mutually covenant and agree as follows:

ARTICLE ONE

DEFINITIONS AND OTHER PROVISION OF GENERAL APPLICATION

Section 1.01.       Definitions. Terms used but not otherwise defined herein shall have the respective meanings given them in the Indenture.

Section 1.02.       Effect of Third Supplemental Indenture. In accordance with Section 904 of the Indenture, upon the execution of this Third Supplemental Indenture, the Indenture shall be modified in accordance herewith, and this Third Supplemental Indenture shall form a part of the Indenture for all purposes; and every Holder of 2007 Notes heretofore or hereafter authenticated and delivered under the Indenture shall be bound hereby. Except as modified by this Third Supplemental Indenture, the Indenture and the 2007 Notes, and the rights of the Holders of the 2007 Notes thereunder, shall remain unchanged and in full force and effect.

Section 1.03.       Operation of Amendments. Notwithstanding anything to the contrary in Section 1.02 hereof, the provisions of this Third Supplemental Indenture shall not become operative until the date and time the Company notifies (orally or in writing) D.F. King & Co., Inc., as tender agent for the 2007 Notes under the Offer and the Consent Solicitation (the “Tender Agent”), that the Company has accepted for purchase the 2007 Notes tendered and not withdrawn pursuant to the Offer. In the event the Company notifies (orally or in writing) the Tender Agent that it has withdrawn or terminated the Offer and the Consent Solicitation, this Third Supplemental Indenture shall be terminated and of no force or effect and the Indenture shall not be modified hereby. The Company shall promptly notify the Trustee in writing of any notice it gives to the Tender Agent.

Section 1.04.       No Effect on Rights of Holders of Securities of Any Other Series. In accordance with Section 902 of the Indenture, the amendments to the provisions of the Indenture contained herein have expressly been included solely with respect to the 2007 Notes, and modify the rights of the Holders of the 2007 Notes with respect to such provisions, and shall be deemed not to effect the rights under the Indenture of the Holders of Securities of any other series. Notwithstanding anything herein to the contrary, the Indenture will not be deemed to have been amended hereby for any purpose with respect to any series of Securities other than the 2007 Notes.

ARTICLE TWO

AMENDMENTS TO THE INDENTURE

Section 2.01.       Amendments to Section 501 of the Indenture. Section 501 of the Indenture shall be amended as follows:

(a)        Paragraphs (4) and (5) of Section 501 of the Indenture shall be amended and restated in their entirety to read as follows:

(4)        default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of series of Securities other than that series), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 10% in principal amount of the Outstanding Securities (excluding for purposes of this calculation the Company’s 7 3/4% Notes due 2007) a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a “Notice of Default” hereunder; or

(5)        a default under any bond, debenture, note or other evidence of indebtedness of the Company for money borrowed (including a default with respect to Securities of any series other than that series) or under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness of the Company for money borrowed (including this Indenture), whether such indebtedness now exists or shall hereafter be created, which default shall constitute a failure to pay an aggregate principal amount exceeding $10,000,000 of such indebtedness when due and payable after the expiration of any applicable grace period with respect thereto and shall have resulted in such indebtedness in an aggregate principal amount exceeding $10,000,000 becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, without such indebtedness having been discharged, or such acceleration having been rescinded or annulled, within a period of 30 days after there shall have been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 10% in principal amount of the Outstanding Securities (excluding for purposes of this calculation the Company’s 7 3/4% Notes due 2007) a written notice specifying such default and requiring the Company to cause such indebtedness to be discharged or cause such acceleration to be rescinded or annulled and stating that such notice is a “Notice of Default” hereunder; provided, however, that if such Event of Default under such bond, debenture, note, mortgage, indenture or other instrument or evidence of indebtedness shall be remedied or cured by the company or waived pursuant to such agreement or instrument, then, unless the maturity of the Securities shall have been accelerated as provided herein, the Event of Default hereunder by reason thereof shall be deemed likewise to have been thereupon remedied, cured or waived without further action upon the part of either the Trustee or the Holders. Subject to the provisions of Sections 601 and 602, the Trustee shall not be deemed to have knowledge of such default unless either (A) a Responsible Officer of the Trustee assigned to its Corporate Trust Department shall have actual knowledge of such default or (B) such Responsible Officer shall have received written notice thereof from the Company, from any Holder, from the holder of any such indebtedness or from the trustee under any such mortgage, indenture or other instrument; or

(b)        The following paragraph shall be added at the end of Section 501 of the Indenture:

Notwithstanding the foregoing, none of the events specified in Paragraphs (4), (5), (6), (7) or (8) of this Section 501 shall constitute an “Event of Default” with respect to the Company’s 7 3/4% Notes due 2007 and the Holders thereof shall have no rights under this Article Five as a consequence of any such event.

Section 2.02.       Amendments to Section 801 of the Indenture. Section 801 of the Indenture shall be amended and restated in its entirety as follows:

If the Company enters into a transaction with respect to which the Company, at its sole option, desires Section 802 to apply the Company shall not consolidate with or merge into any other corporation or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and the Company shall not permit any Person to consolidate with or merge into the Company or convey, transfer or lease its properties and assets substantially as an entirety to the Company, unless:

(1)        in case the Company shall consolidate with or merge into another corporation or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the corporation formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest on all the Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed; and

(2)        the Company has delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

Section 2.03.       Amendments to Section 1004 of the Indenture. Section 1004 of the Indenture shall be amended and restated in its entirety to read as follows:

SECTION 1004.	Corporate Existence.

Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders (excluding from consideration the Holders of the Company’s 7 3/4% Notes due 2007).

Notwithstanding any other provision in this Indenture, the provisions of this Section 1004 will not apply to the Company’s 7 3/4% Notes due 2007 and the Holders thereof shall not be entitled to the benefits of this Section 1004.

Section 2.04.       Amendments to Section 1005 of the Indenture. Section 1005 of the Indenture shall be amended and restated in its entirety to read as follows:

SECTION 1005.	Maintenance of Properties.

The Company will use its reasonable efforts to cause all material properties used or useful in the conduct of its business or the business of any Restricted Subsidiary to be maintained and kept in good condition, repair and working order (subject to wear and tear) and supplied with all necessary material equipment and will use its reasonable efforts to cause to be made all necessary material repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be property and advantageously conducted at all time; provided, however, that nothing in this Section shall prevent the Company from discontinuing the operation or maintenance of any of such properties if such discontinuance is, in the judgment of the company, desirable in the conduct of its business or the business of any Restricted Subsidiary and not disadvantageous in any material respect to the Holders (excluding from consideration the Holders of the Company’s 7 3/4% Notes due 2007).

Notwithstanding any other provision in this Indenture, the provisions of this Section 1005 will not apply to the Company’s 7 3/4% Notes due 2007 and the Holders thereof shall not be entitled to the benefits of this Section 1005.

Section 2.05.       Amendments to Section 1006 of the Indenture. Section 1006 of the Indenture shall be amended by adding the following paragraph at the end thereof:

Notwithstanding any other provision in this Indenture, the provisions of this Section 1006 will not apply to the Company’s 7 3/4% Notes due 2007 and the Holders thereof shall not be entitled to the benefits of this Section 1006.

Section 2.06.       Amendments to Section 1007 of the Indenture. Section 1007 of the Indenture shall be amended by adding the following paragraph at the end thereof:

Notwithstanding any other provision in this Indenture, the provisions of this Section 1007 will not apply to the Company’s 7 3/4% Notes due 2007 and the Holders thereof shall not be entitled to the benefits of this Section 1007.

Section 2.07.       Amendments to Section 1008 of the Indenture. Section 1008 of the Indenture shall be amended as follows:

(a)        The first paragraph of Section 1008 of the Indenture shall be amended and restated in its entirety to read as follows:

The Company covenants and agrees that it will not, and will not permit any Restricted Subsidiary to, create, issue, incur, assume or guarantee any Secured Debt without making effective provision (and the Company covenants that in such case it will make or cause to be made effective provision) whereby the Securities then outstanding and any other indebtedness of or guaranteed by the Company or such Restricted Subsidiary (other than the Company’s 7 3/4% Notes due 2007) then entitled thereto shall be secured by such mortgage, pledge, lien or encumbrance equally and ratably with (or prior to) any and all other obligations and indebtedness thereby secured for so long as any such other obligations and indebtedness shall be so secured; provided, however, that the foregoing covenants shall not be applicable to the following:

(b)        The following paragraph shall be added at the end of Section 1008 of the Indenture:

Notwithstanding any other provision in this Indenture, the provisions of this Section 1008 will not apply to the Company’s 7 3/4% Notes due 2007 and the Holders thereof shall not be entitled to the benefits of this Section 1008.

Section 2.08.       Amendments to Section 1009 of the Indenture. Section 1009 of the Indenture shall be amended by adding the following paragraph at the end thereof:

Notwithstanding any other provision in this Indenture, the provisions of this Section 1009 will not apply to the Company’s 7 3/4% Notes due 2007 and the Holders thereof shall not be entitled to the benefits of this Section 1009.

ARTICLE THREE

MISCELLANEOUS PROVISIONS

Section 3.01.       Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision which is required or deemed to be included in this Third Supplemental Indenture by any of the provisions of the Trust Indenture Act, such required or deemed provision shall control.

Section 3.02.       Effect of Headings. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

Section 3.03.       Successors and Assigns. All covenants and agreements in this Third Supplemental Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

Section 3.04.       Separability Clause. In case any provision in this Third Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 3.05.       Benefits of this First Supplemental Indenture. Nothing in this Third Supplemental Indenture, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders of the 2007 Notes, any benefit or any legal or equitable right, remedy or claim under this Third Supplemental Indenture.

Section 3.06.       Governing Law. This Third Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York.

Section 3.07.       Counterparts. This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

Section 3.08.       Recitals. In accordance with Section 604 of the Indenture, the recitals contained herein shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Third Supplemental Indenture.

[Remainder of page intentionally left blank; signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Third Supplemental Indenture to be duly executed, all as of the day and year first above written.

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.
By: /s/ William J. Moss Name: William J. Moss Title: Vice President and Treasurer
WILMINGTON TRUST COMPANY, as Trustee
By: /s/ Steven Cimalore Name: Steven Cimalore Title: Vice President

Exhibit 4.2

THE GREAT ATLANTIC & PACIFIC TEA

COMPANY, INC.

TO

WILMINGTON TRUST COMPANY (successor to

JPMorgan Chase Bank),

as Trustee

______________________

FOURTH SUPPLEMENTAL INDENTURE

Dated as of August 23, 2005

to

INDENTURE

Dated as of January 1, 1991

______________________

Relating to

$275,000,000

9 1/8% Senior Notes due 2011

FOURTH SUPPLEMENTAL INDENTURE dated as of August [23], 2005 (this “Fourth Supplemental Indenture”), between THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC., a corporation duly organized and existing under the laws of the State of Maryland (the “Company” or the “Issuer”), having its principal office at 2 Paragon Drive, Montvale, New Jersey 07645, and WILMINGTON TRUST COMPANY (successor to JPMorgan Chase Bank), a corporation duly organized and existing under the laws of the State of Delaware, as trustee (the “Trustee”).

RECITALS OF THE COMPANY

WHEREAS, the Company has heretofore executed and delivered to the Trustee an Indenture, dated as of January 1, 1991 (the “Existing Indenture”) as supplemented by the First Supplemental Indenture dated as of December 4, 2001 and the Second Supplemental Indenture dated as of December 20, 2001 (the Existing Indenture as supplemented, the “Indenture”), providing for the issuance from time to time of Securities (as defined in the Indenture), to be issued in one or more series as provided in the Indenture;

WHEREAS, the Company has heretofore issued under the Indenture $275,000,000 aggregate principal amount of 9 1/8% Senior Notes due 2011 (the “2011 Notes”);

WHEREAS, the Company desires by this Fourth Supplemental Indenture, pursuant to Section 8.02 of the Indenture, to amend certain provisions in the Indenture as they relate to the 2011 Notes and thereby to modify the rights of the Holders (as defined in the Indenture) of the 2011 Notes under the Indenture;

WHEREAS, the Company, pursuant to an Offer to Purchase and Consent Solicitation Statement, dated August 10, 2005 (the “Statement” and, together with the related Consent and Letter of Transmittal, the “Offer Documents”), has offered to purchase any and all of the outstanding 2011 Notes (the “Offer”) and solicited the consents of the Holders of the 2011 Notes to the amendments to the Indenture contained herein (the “Consent Solicitation”), upon the terms and subject to the conditions set forth in the Offer Documents;

WHEREAS, the Holders of a majority in principal amount of the Outstanding (as defined in the Indenture) 2011 Notes have delivered, pursuant to the Consent Solicitation and in accordance with the requirements of Section 8.02 of the Indenture, written consents to the amendments to the Indenture contained herein;

WHEREAS, all conditions precedent provided for in the Indenture with respect to the execution of this Fourth Supplemental Indenture have been complied with; and

WHEREAS, in accordance with Section 8.02 of the Indenture, it is not necessary for the Act of the Holders of the 2011 Notes under Section 8.02 of the Indenture to approve the particular form of this Fourth Supplemental Indenture, and it is sufficient for such Act to approve the Proposed Amendments (as defined in the Offer Documents).

NOW, THEREFORE, in consideration of the foregoing premises, the Company and the Trustee, for the equal and proportionate benefit of the Holders of the 2011 Notes, mutually covenant and agree as follows:

ARTICLE ONE

DEFINITIONS AND OTHER PROVISION OF GENERAL APPLICATION

Section 1.01.       Definitions. Terms used but not otherwise defined herein shall have the respective meanings given them in the Indenture.

Section 1.02.       Effect of Fourth Supplemental Indenture. In accordance with Section 904 of the Indenture, upon the execution of this Fourth Supplemental Indenture, the Indenture shall be modified in accordance herewith, and this Fourth Supplemental Indenture shall form a part of the Indenture for all purposes; and every Holder of 2011 Notes heretofore or hereafter authenticated and delivered under the Indenture shall be bound hereby. Except as modified by this Fourth Supplemental Indenture, the Indenture and the 2011 Notes, the rights of the Holders of the 2011 Notes thereunder, shall remain unchanged and in full force and effect.

Section 1.03.       Operation of Amendments. Notwithstanding anything to the contrary in Section 1.02 hereof, the provisions of this Fourth Supplemental Indenture shall not become operative until the date and time the Company notifies (orally or in writing) D.F. King & Co., Inc., as tender agent for the 2011 Notes under the Offer and the Consent Solicitation (the “Tender Agent”), that the Company has accepted for purchase the 2011 Notes tendered and not withdrawn pursuant to the Offer. In the event the Company notifies (orally or in writing) the Tender Agent that it has withdrawn or terminated the Offer and the Consent Solicitation, this Fourth Supplemental Indenture shall be terminated and of no force or effect and the Indenture shall not be modified hereby. The Company shall promptly notify the Trustee in writing of any notice it gives to the Tender Agent.

Section 1.04.       No Effect on Rights of Holders of Securities of Any Other Series. The amendments to the provisions of the Indenture contained herein have expressly been included solely with respect to the 2011 Notes, and modify the rights of the Holders of the 2011 Notes with respect to such provisions, and shall be deemed not to effect the rights under the Indenture of the Holders of Securities of any other series. Notwithstanding anything herein to the contrary, the Indenture will not be deemed to have been amended hereby for any purpose with respect to any series of Securities other than the 2011 Notes.

ARTICLE TWO

AMENDMENTS TO THE INDENTURE

Section 2.01.       Amendment of Sections 4.01 through 4.10. Sections 4.01 through 4.10 of the Indenture are hereby deleted in their entirety and such Sections are replaced with the following: “[intentionally omitted]”.

Section 2.02.       Amendment of Sections 5.01. Section 5.01 of the Indenture is hereby deleted in its entirety and such Section is replaced with the following:

“Mergers, Consolidation or Sale of Assets.

If the Company enters into a transaction with respect to which the Company, at its sole option, desires Section 5.02 to apply the Company shall not, directly or indirectly: (1) consolidate or merge with or into another Person (whether or not the Company is the surviving corporation); or (2) sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of the properties or assets of the Company and its Restricted Subsidiaries taken as a whole, in one or more related transactions, to another Person; unless the Person formed by or surviving any such consolidation or merger (if other than the Company) or the Person to which such sale, assignment, transfer, conveyance or other disposition has been made assumes all the Company’s obligations under the Notes and the Indenture pursuant to agreements reasonably satisfactory to the Trustee.”

Section 2.03.       Amendment of Sections 6.01. Section 6.01 of the Indenture is hereby deleted in its entirety and such Section is replaced with the following: “Events and Remedies.

“The following events shall be “Events of Default”:

(1)        default by the Company for 30 days in the payment when due of interest on the Notes; and

(2)        default by the Company in payment when due of the principal of, or premium, if any, on the Notes.”

Section 2.04.       Amendment of Section 6.02. Section 6.02 of the Indenture, is hereby deleted in its entirety and each such Section is replaced with the following: “[intentionally omitted]”.

ARTICLE THREE

MISCELLANEOUS PROVISIONS

Section 3.01.       Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision which is required or deemed to be included in this Fourth Supplemental Indenture by any of the provisions of the Trust Indenture Act, such required or deemed provision shall control.

Section 3.02.       Effect of Headings. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

Section 3.03.       Successors and Assigns. All covenants and agreements in this Fourth Supplemental Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

Section 3.04.       Separability Clause. In case any provision in this Fourth Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 3.05.       Benefits of this Fourth Supplemental Indenture. Nothing in this Fourth Supplemental Indenture, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders of the 2011 Notes, any benefit or any legal or equitable right, remedy or claim under this Fourth Supplemental Indenture.

Section 3.06.       Governing Law. This Fourth Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York.

Section 3.07.       Counterparts. This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

Section 3.08.       Recitals. In accordance with Section 604 of the Indenture, the recitals contained herein shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Fourth Supplemental Indenture.

[Remainder of page intentionally left blank; signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Supplemental Indenture to be duly executed, all as of the day and year first above written.

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.
By: /s/ William J. Moss Name: William J. Moss Title: Vice President and Treasurer
WILMINGTON TRUST COMPANY, as Trustee
By: /s/ Steven Cimalore Name: Steven Cimalore Title: Vice President